Exhibit 4.15
RIGHTS CERTIFICATE #: NUMBER OF RIGHTS THE TERMS AND CONDITIONS OF THE RIGHTS OFFERING ARE SET FORTH IN THE COMPANY'S PROSPECTUS DATED SEPTEMBER 29, 2026 (THE "PROSPECTUS") AND ARE INCORPORATED HEREIN BY REFERENCE. COPIES OF THE PROSPECTUS ARE AVAILABLE UPON REQUEST FROM D.F. KING & CO., INC., THE INFORMATION AGENT. UWM Holdings Corporation Incorporated under the laws of the State of Delaware TRANSFERABLE SUBSCRIPTION RIGHTS CERTIFICATE Evidencing Transferable Subscription Rights to Purchase Shares of Class A Common Stock of UWM Holdings Corporation Estimated Subscription Price: $2.00 per Share THE SUBSCRIPTION RIGHTS WILL EXPIRE IF NOT EXERCISED ON OR BEFORE 5:00 P.M., NEW YORK CITY TIME, ON November 12, 2026, UNLESS EXTENDED BY THE COMPANY REGISTERED OWNER: THIS CERTIFIES THAT the registered owner whose name is inscribed hereon is the owner of the number of transferable subscription rights (“Rights”) set forth above. Each whole Right entitles the holder thereof to subscribe for and purchase 0.57 shares of Class A Common Stock, with a par value of $0.0001 per share, of UWM Holdings Corporation, a Delaware corporation, at a subscription price equal to the greater of $2.00 and 85% of the volume-weighted average of the sales prices of the Company’s shares of Class A common stock on the NYSE for the ten consecutive trading days ending on the third trading day immediately prior to the expiration date (the “Basic Subscription Right”), pursuant to a rights offering (the “Rights Offering”), on the terms and subject to the conditions set forth in the Prospectus and the “Instructions as to Use of UWM Holdings Corporation Subscription Rights Certificates” accompanying this Subscription Rights Certificate. Accordingly, the subscription price ultimately paid by the Rights holder could be less than the subscription price inscribed above. Any fractional shares of our Class A common stock created by the exercise of the subscription rights will be rounded down to the nearest whole share. If any shares of Class A Common Stock available for purchase in the Rights Offering are not purchased by other holders of Rights pursuant to the exercise of their Basic Subscription Right (the “Excess Shares”), any Rights holder that exercises its Basic Subscription Right in full may subscribe for a number of Excess Shares pursuant to the terms and conditions of the Rights Offering, subject to proration, as described in the Prospectus (the “Over - Subscription Right”). The Rights represented by this Subscription Rights Certificate may be exercised by completing Form 1 and any other appropriate forms on the reverse side hereof and by retuning the full payment of the subscription price for each share of Class A Common Stock in accordance with the “Instructions as to Use of UWM Holdings Corporation Subscription Rights Certifi- cates” that accompany this Subscription Rights Certificate. This Subscription Rights Certificate is not valid unless countersigned by the subscription agent and registered by the registrar. Witness the seal of UWM Holdings Corporation and the signatures of its duly authorized officers. Dated: October 2, 2026 /s/ Mat Ishbia /s/ Anthony Valentine Chairman and Chief Executive Officer Corporate Secretary

DELIVERY OPTIONS FOR SUBSCRIPTION RIGHTS CERTIFICATE Delivery other than in the manner or to the addresses listed below will not constitute valid delivery. If delivering by express mail, courier, or other expedited service: Equiniti Trust Company, LLC 1110 Centre Pointe Curve, Suite # 101 Mendota Heights, MN 55120 Attn: Onbase – Reorganization Depart. By mail: Equiniti Trust Company, LLC Operations Center Attn: Onbase – Reorganization Depart. 1110 Centre Pointe Curve, Suite # 101 Mendota Heights, MN 55120 PLEASE PRINT ALL INFORMATION CLEARLY AND LEGIBLY. FORM 1-EXERCISE OF SUBSCRIPTION RIGHTS To subscribe for shares pursuant to your Basic Subscription Right, please complete lines (a) and (c) and sign under Form 4 below. To subscribe for shares pursuant to your Over-Subscription Right, please also complete line (b) and sign under Form 4 below. To the extent you subscribe for more shares than you are entitled under either the Basic Subscription Right or the Over-Subscription Right, you will be deemed to have elected to purchase the maximum number of shares for which you are entitled to subscribe under the Basic Subscription Right or Over-Subscription Right, as applicable. (a) EXERCISE OF BASIC SUBSCRIPTION RIGHT: I apply for ______________ shares x $ 2.00 = $_______________ (no. of new shares) (estimated subscription price) (amount enclosed) (b) EXERCISE OF OVER-SUBSCRIPTION RIGHT If you have exercised your Basic Subscription Right in full and wish to subscribe for additional shares of Class A Common Stock for which you are otherwise entitled to subscribe pursuant to your Over-Subscription Right: I apply for ______________ shares x $ 2.00 = $_______________ (no. of new shares) (estimated subscription price) (amount enclosed) (c) Total Amount of Payment Enclosed = $__________________ METHOD OF PAYMENT (CHECK ONE) Check or bank draft payable to “Equiniti Trust Company, LLC as Subscription Agent.” Wire transfer of immediately available funds directly to the account maintained by Equiniti Trust Company, LLC, as Subscription Agent, for purposes of accepting subscriptions in this Rights Offering at JPMorgan Chase Bank, 55 Water Street, New York, New York 10005, ABA #021000021 or Swift Code: CHASUS33, Account # 530- 354616 Equiniti Trust Company, LLC FBO Credit Suisse High Yield Credit Fund, with reference to the rights holder's name. FORM 2-TRANSFER TO DESIGNATED TRANSFEREE To transfer your subscription rights to another person, complete this Form 2 and have your signature guaranteed under Form 5. For value received ______________ of the subscription rights represented by this Subscription Rights Certificate are assigned to: ________________________________________________________________ ________________________________________________________________ Social Security # __________________________________________________ Signature(s): ______________________________________________________ IMPORTANT: The signature(s) must correspond with the name(s) as printed on the reverse of this Subscription Rights Certificate in every particular, without alteration or enlargement, or any other change whatsoever. FORM 3-DELIVERY TO DIFFERENT ADDRESS If you wish for the Class A Common Stock underlying your subscription rights, a certificate representing unexercised subscription rights or the proceeds of any sale of subscription rights to be delivered to an address different from that shown on the face of this Subscription Rights Certificate, please enter the alternate address below, sign under Form 4 and have your signature guaranteed under Form 5. ________________________________________________________________ ________________________________________________________________ ________________________________________________________________ FORM 4-SIGNATURE TO SUBSCRIBE: I acknowledge that I have received the Prospectus for this Rights Offering and I hereby irrevocably subscribe for the number of shares indicated above on the terms and conditions specified in the Prospectus. I agree to cooperate with the Company and provide to the Company any and all information requested by the Company in connection with the exercise of the rights granted in the previous sentence. Signature(s): ______________________________________________________ IMPORTANT: The signature(s) must correspond with the name(s) as printed on the reverse of this Subscription Rights Certificate in every particular, without alteration or enlargement, or any other change whatsoever. FORM 5-SIGNATURE GUARANTEE This form must be completed if you have completed any portion of Forms 2 or 3. Signature Guaranteed: _______________________________________________ (Name of Bank or Firm) By:_______________________________________________________________ (Signature of Officer) IMPORTANT: The signature(s) should be guaranteed by an eligible guarantor institution (bank, stock broker, savings & loan association or credit union) with membership in an approved signature guarantee medallion program pursuant to Securities and Exchange Commission Rule 17Ad-15. FOR INSTRUCTIONS ON THE USE OF UWM HOLDINGS CORPORATION SUBSCRIPTION RIGHTS CERTIFICATES, CONSULT D.F. KING & CO., INC., THE INFORMATION AGENT, AT (866) 406-2284.